Exhibit 99.2

Waldencast Acquisition Corp. Investor Presentation November 2021

This presentation (this “Presentation”) relates to a proposed business combination (the “Business Combination”) between Waldencast Acquisition Corp. (“Waldencast”) and OBAGI Global Holdings Limited and its subsidiaries (“OBAGI”) and Milk Makeup, LLC (“Milk”). F or wa rd L oo k i ng S t a te m e n t s This Presentation contains certain forward - looking statements within the meaning of the federal securities laws with respect to the proposed transactions among OBAGI, Milk and Waldencast, including statements regarding the intended benefits of the transactions, the anticipated timing of the transactions and the growth strategies of Waldencast, OBAGI and Milk. These forward - looking statements generally are identified by the words “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions). These forward - looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of Waldencast, OBAGI, and Milk, that could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements. Important factors, among others, that may affect actual results or outcomes include, but are not limited to: (i) the risk that the transactions may not be completed in a timely manner or at all, which may adversely affect the price of Waldencast’s securities, (ii) the risk that Waldencast shareholder approval of the proposed transactions is not obtained, (iii) the inability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, the amount of funds available in Waldencast’s trust account following any redemptions by Waldencast’s shareholders, (iv) the failure to receive certain governmental and regulatory approvals, (v) the inability to complete the PIPE Investment or the Forward Purchase Agreements, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the OBAGI Merger Agreement or the Milk Equity Purchase Agreement, (vii) changes in general economic conditions, including as a result of the COVID - 19 pandemic, (viii) the outcome of litigation related to or arising out of the proposed transactions, or any adverse developments therein or delays or costs resulting therefrom, (ix) the effect of the announcement or pendency of the transactions on OBAGI’s or Milk’s business relationships, operating results, and businesses generally, (x) the ability to meet Nasdaq’s listing standards following the consummation of the proposed transactions, (xi) costs related to the proposed transactions, (xii) that the price of Waldencast’s securities may be volatile due to a variety of factors, including Waldencast’s, OBAGI’s or Milk’s inability to implement their business plans or meet or exceed their financial projections and changes in the combined capital structure, (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transactions, and identify and realize additional opportunities and (xiv) the ability of OBAGI and Milk to implement their strategic initiatives and continue to innovate their existing products and anticipate and respond to market trends and changes in consumer preferences. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Waldencast’s registration statement on Form S - 1 (File No. 333 - 253370), the registration statement on Form S - 4 discussed above, the proxy statement/prospectus and other documents filed or that may be filed by Waldencast from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements. Forward - looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward - looking statements, and Waldencast, OBAGI and Milk assume no obligation and do not intend to update or revise these forward - looking statements, whether as a result of new information, future events, or otherwise. Neither Waldencast, OBAGI, or Milk gives any assurance that Waldencast, OBAGI or Milk, or the combined company, will achieve their expectations. You should carefully consider the risks and uncertainties described in the "Risk Factors" section of Waldencast's registration statement on Form S - 1, the proxy statement/prospectus on Form S - 4, or other appropriate form, relating to the Business Combination, which is expected to be filed by Waldencast with the Securities and Exchange Commission (the "SEC") and other documents filed by Waldencast from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements. Forward - looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward - looking statements, and Waldencast and each of OBAGI and Milk assume no obligation and do not intend to update or revise these forward - looking statements, whether as a result of new information, future events, or otherwise. None of Waldencast, OBAGI, or Milk gives any assurance that any of Waldencast, OBAGI or Milk will achieve its expectations. This Presentation contains certain financial projections, forecasts, estimates and targets of OBAGI and Milk. Such financial projections, forecasts, estimates and targets constitute forward - looking information, and are for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial projections, forecasts, estimates and targets are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward - Looking Statements" above. While all financial projections, forecasts, estimates and targets are necessarily speculative, Waldencast, OBAGI and Milk believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, forecast, estimate or target extends from the date of preparation. Actual results may differ materially from the results contemplated by the financial projections, forecasts, estimates and targets contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Trademarks Waldencast, OBAGI and Milk own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Waldencast OBAGI or Milk, or an endorsement or sponsorship by or of Waldencast OBAGI or Milk. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Waldencast, OBAGI or Milk will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. Fi n a n c i a l I n f o r ma t i o n ; No n - G A A P Fi n a nc ia l M e a sures The financial information and data contained in this Presentation has not been audited in accordance with the standards of the Public Company Accounting Oversight Board and does not conform to Regulation S - X. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed by Waldencast relating to the proposed Business Combination and the proxy statement/prospectus contained therein. This Presentation also includes certain financial measures not presented in accordance with U.S. generally accepted accounting principles (“GAAP”) including Adjusted EBITDA and Adjusted EBITDA Margin, and certain ratios and other metrics derived therefrom. OBAGI defines Adjusted EBITDA as earnings before interest, taxes, depreciation, and amortization, excluding the impact of the China distribution carve - out and the business combination transaction costs as of December 31, 2021 (“OBAGI Adjusted EBITDA"). OBAGI defines Adjusted EBITDA margin as Adjusted EBITDA divided by net revenue (“OBAGI Adjusted EBITDA margin"). Milk defines Adjusted EBITDA as earnings before interest, taxes, depreciation, and amortization, excluding the business combination transaction costs as of December 31, 2021 ("Milk Adjusted EBITDA"). The post - transaction combined company defines EBITDA as earnings before interest, taxes, depreciation, and amortization ("Combined Company EBITDA). The post - transaction combined company defines Adjusted EBITDA margin as combined Company EBITDA divided by net revenue ("Combined Company Adjusted EBITDA margin"). These non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing OBAGI’s and Milk’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income under GAAP. You should be aware that OBAGI’s and Milk’s presentation of these measures may not be comparable to similarly - titled measures used by other companies. Waldencast, OBAGI and Milk believe these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to OBAGI’s and Milk’s financial condition and results of operations. Waldencast, OBAGI and Milk believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing OBAGI’s and Milk’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors. These non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures. Additionally, there can be no assurance that OBAGI and Milk will not modify the presentation of these or similar non - GAAP measures in the future, including to make adjustments for future expenses or other items that the OBAGI and Milk believe are appropriate in comparing its operating performance across reporting periods on a consistent basis. This Presentation also includes certain projections of non - GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Waldencast, OBAGI and Milk are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward - looking non - GAAP financial measures is included. For the same reasons, OBAGI and Milk are unable to address the probable significance of the unavailable information, which could be material to future results. A d d i t i o n a l I n f o r m a t i on a n d W he re t o Fi n d I t This Presentation does not constitute (i) solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any security of Waldencast, OBAGI, Milk, the combined company or any of their respective affiliates, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. In connection with the proposed transaction, Waldencast intends to file a registration statement on Form S - 4 with the SEC, which will include a document that serves as a prospectus and proxy statement of Waldencast, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Waldencast shareholders. Waldencast also will file other documents regarding the proposed transaction with the SEC. This Presentation does not contain all the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction. Before making any voting or investment decision, investors and security holders of Waldencast are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Waldencast through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Waldencast with the SEC may be obtained free of charge from Waldencast's website at https:// www.waldencast.com/ or upon written request to 10 Bank Street, Suite 560, White Plains, NY 10606. Pa rt i c i p a nts i n So l i c i t a t i on Waldencast, OBAGI, Milk and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Waldencast's shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of Waldencast and information regarding their interests in the business combination is set forth in Waldencast's registration statement on Form S - 1 (File No. 333 - 25337 - ) filed with the SEC on March 18, 2021. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction. You may obtain free copies of these documents as described in the preceding paragraph. N o O ff e r o r So l i c i t a t i on This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 as amended, and otherwise in accordance with applicable law. NEITHER THE SEC NOR ANY OTHER SECURITIES COMMISSION OR SIMILAR REGULATORY AUTHORITY, IN THE UNITED STATES, CANADA OR ELSEWHERE, HAS REVIEWED, APPROVED OR DISAPPROVED OF THE SECURITIES OR THIS PRESENTATION OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE, AND ANY REPRESENTATION TO THE CONTRARY IS AN OFFENCE. Discla i mer

The Waldencast executive team We are a team deeply experienced across the beauty, wellness , and consumer goods industries, building a world - class brand development platform to identify, conceptualize, launch, and profitably scale brands Michel Brousset Founder and CEO 25+ years experience ■ Previously Group President of L’Oréal North America Consumer Products Division and CEO of L’Oréal UK ■ Variety of roles at L’Oréal and Procter & Gamble successfully building billion - dollar brands and businesses Felipe Dutra Founder and Executive Chairman 30+ years experience ■ Former Chief Financial and Technology Officer of Anheuser - Busch InBev (AB InBev) ■ Served as Board Director of Grupo Modelo, Budweiser APAC, and AMBEV3 Tassilo Festetics CFO and CTO 20+ years experience ■ Former CFO of ABI Asia and Global VP of Technology of ABI ■ Former General Partner at Anheuser - Busch InBev (AB InBev) Hind Sebti Founder and COO 20+ years experience ■ Former General Manager at L’Oréal UK across the consumer and professional divisions ■ Brand leadership roles at L’Oréal, Procter & Gamble, Maybelline and Redken

Our ambition is to build a global best - in - class beauty and wellness multi - brand platform by creating, acquiring, accelerating, and scaling the next generation of high - growth, purpose - driven brands.

The Opportunity

Beauty is a proven and resilient, high - growth and highly profitable market 1 Euromonitor International; Beauty & Personal Care, 2021ed, retail value sales, current prices, 2020 fixed ex rates • • • • Massive addressable market with attractive category dynamics... Global % of BPC 2021 - 2023 Key drivers of industry growth: market size¹ market¹ CAGR¹ Skincare $155bn 30% 7.9% x Shifting desire for quality over price Color cosmetics $66bn 13% 7.0% x Increasing appetite for clean, natural, and higher - performance products Haircare $83bn 16% 5.2% x Emerging market expansion Bath and shower $49bn 9% 4.6% x Adaptability to e - commerce channels, particularly by Fragrance $48bn 9% 7.2% skincare and makeup consumers ...and proven resiliency through economic cycles Global beauty Proven resilience Rapid recovery a nd pe r s on al Mute d r e c es s io n R et u r n to g r o w th Con s i s tent mome ntum care market 1 impact across most above pre - recession co Strong momentum n categories levels ntinues post lockdow $750 $500 $250 $0 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2019A 2020A 2021E 2022E 2023E 2024E 2025E YOY Growth % 11.3% 8.6% (1.3%) 7.4% 9.5% 1.5% 2.0% 1.2% (3.8%) 8.4% 6.4% 6.4% 6.2% 6.2%

10% 8% 3% 4% 7% 68% New consumer trends and technology are driving an explosion of new independent brands Clear opportunity to aggregate emerging brands under a new platform to accelerate growth and scale Highly fragmented market with growth driven by independent brands ’20 market share and change (’15 – ’20) 1 Disruptor brands are gaining market share and driving sector growth Fragmented industry Top 5 players represent only 32% Not a “winner takes all” market Expandable consumption category Emerging players driving growth and gaining market share +8 bps + 53 bps ( 1 1) bps ( 2 4) bps ( 2 2 6 ) bps Others +201 bps ¹ Euromonitor International, Beauty & Personal Care, 2021ed, retail value sales, current prices, 2020 fixed ex rates Note: bps indicates market share change from 2015 to 2020

EROSION OF TRADITIONAL SOURCES OF COMPETITIVE ADVANTAGE FOR INCUMBENTS • Large advertising budgets allocated primarily toward traditional media • Diminishing ability to dominate physical shelf space in retailers • Asset - heavy infrastructure to support in - house R&D and manufacturing facilities results in longer reaction times to emerging trends • Talent attrition to other attractive opportunities RISE OF INDEPENDENT BRANDS LIMITED BY THEIR ABILITY TO SCALE GLOBALLY • Digital/social media reshaped traditional marketing and product discovery • eCommerce provides direct access to consumers, bypassing incumbents’ strength in traditional distribution channels • Outsourced innovation, production, and logistics enables asset - lite structures • Limited ability to scale globally with the resources and expertise of a single - brand INCUMBENTS vs INDIES

EROSION OF TRADITIONAL SOURCES OF COMPETITIVE ADVANTAGE FOR INCUMBENTS • Large advertising budgets allocated primarily toward traditional media • Diminishing ability to dominate physical shelf space in retailers • Asset - heavy infrastructure to support in - house R&D and manufacturing facilities results in longer reaction to emerging trends • Talent attrition to other attractive opportunities RISE OF INDEPENDENT BRANDS LIMITED BY THEIR ABILITY TO SCALE GLOBALLY • Digital/social media reshaped traditional marketing and product discovery • eCommerce provides direct access to consumers, bypassing incumbents’ strength in traditional distribution channels • Outsourced innovation, production, and logistics enables asset - lite structures • Limited ability to scale globally with the resources and expertise of a single - brand OPERATING MODEL Operational scale of a multi - brand platform Expertise in managing global beauty brands at scale Asset - light efficiency and market responsiveness of entrepreneurial indie brands

Growt h - Oriente d Business Model Identify and create high potential brands that we can leverage and scale through our platform Allocate capital across organic and inorganic opportunities with strong internal product and brand development capabilities B e a u t y a n d Wellnes s Pur e - Player Deep and broad expertise in the industry, resulting in excellence across every link in the value chain Intelligent Synergies Consolidate support functions where there is no advantage to executing at brand - level Combines the strength of a multi - brand platform while respecting the identities and autonomy of individual brands Conscious Entrepreneurship Supporting the beauty and wellness industry by prioritizing core values of sustainability, inclusivity, and social responsibility Waldencast Culture Rooted in performance, ownership and entrepreneurship and our dreamer/maker values – ambition with humility, idealism with practicality, grit with kindness, and vision with action Bran d - Le d Independence Ensures proximity to customers, business agility, and market responsiveness Drives entrepreneurial spirit and ownership mindset of our brand operators A s s e t L i g h t Modularity Leveraging external open development and R&D partnerships, supply chain solutions, and modular cloud technology Balanced Business Portfolio Across categories, geographies, price points and commercialization models Delivering consistent growth across a portfolio designed to withstand economic and category shifts G R O W T H A N D P R O F I T A B I L I T Y O P E R A T I N G MO D E L

BRAND 3 BRAND n Following our first acquisitions, we intend to embark on a multi - year journey to build a multi - branded platform focused on the next generation of high growth, purpose - driven brands

We are building the next - generation beauty and wellness platform investment criteria x x x x x x x x x x x x x x x x Strong brand identity with enduring brand equity 1 2 High level of consumer affinity 3 Differentiated offering and market positioning 4 Multiple levers for long - term sustainable growth Strong online community and omni - channel growth 5 Long - term sustainable business model 6 7 Leverage management team’s operating expertise and network Attractive value creation opportunity 8

OBAGI'

2

          

23 Leading clean make - up brand with a cult following among Gen - Z consumers known for its cultural relevance and iconic products Anchored by strong community following with significant growth opportunities

¹ Milk financials for 2018 and management projections for 2021; 2 Sephora management; 3 Sephora website; 4 As of September 21, 2021 at 3:00 pm ET 24% 2018 – 2021E Net revenue CAGR 1 Best - Seller Face primer at Sephora 3 $47M 2021E Net revenue 1 #2 Clean Brand at Sephora US 2 Best - Seller Mascara at Sephora 3 1.9M Instagram Followers 4

YEARS IN S P ECI A L TY YEARS AT MILK EXPERIENCE 20+ 1+ 18+ 3+ 20+ 6+ 15+ 6+ Tim Coolican CEO Steve Nguyen CFO Mazdack Rassi Co - Founder & Chief Brand Officer Dianna Ruth Co - Founder and COO MILK MAKEUP LEADERSHIP TEAM

by 2025 $86bn 1 Color cosmetics 2021 $66bn 1 Premium color cosmetics 2021 $27bn 1 2021E revenue $47mm 4 $25 $16 $12 $5 $4 $3 Asia Pacific Western Europe Latin America Middle East and Africa Eastern Europe 202 1 colo r cosmet i c s ma r ke t s iz e ( $ b n) C A GR 202 1 - 2025 3% 11% 10% 5 % Key markets Global Make - Up opportunity Category dynamics 2% 8 % Nort h Americ a 2 1 Euromonitor International; Beauty & Personal Care, 2021ed, retail value sales, current prices, 2020 fixed ex rates;” 2 Including the United States and Canada; 3 “Just the Numbers: Q2 2021 NPD US Prestige Beauty” report by the NPD Group; 4 Milk management projections ; 5 Brand Essence Research; “Clean Beauty Market Size,” 2021, public summary Large and exciting category with potential for growth fueled by consumer demand for clean beauty Untapped growth opportunity among Gen - Z consumers +12% Growth of clean beauty 2020 - 2027 5 Strong rebound category post - pandemic +71% Q/Q growth in Q2 2021 for U.S. make - up sales 3 MILK IS A LEADER IN THE HIGH GROWTH, CLEAN MAKE - UP SEGMENT

LEADING BRAND WITH EXCITING PORTFOLIO OF CULT PRODUCTS AMPLE OPPORTUNITY TO INNOVATE WITHIN MAKE - UP AND SKIN AND EXPAND INTO OTHER BEAUTY CATEGORIES Innovative, iconic products Category champions with global resonance Cross - category heroes Vegan, clean, cruelty - free

A BRAND BUILT ORGANICALLY ON COMMUNITY AND CULTURE INCLUSIVE COMMUNITY 1 1.9M INSTAGRAM FOLLOWERS 8.5M TIKTOK LIKES 108.4K FACEBOOK FOLLOWERS VALUES ALIGNED WITH NEXT GENERATION 100% vegan Paraben - Free Pledged never to use 2,500+ controversial ingredients Packaging x Petroleum - free plan t - base d inks x Recyclable GOOD FOR YOU GOOD FOR THE PLANET GOOD FOR OUR C OMMUNITY ¹ As of September 21, 2021 at 3:00 pm ET

GROWTH DRIVEN BY BRAND AWARENESS AND INNOVATION Milk Awareness by age 1 Active + Whitespace Milk Categories 2 1 Survey conducted June 11 - 21, 2020 with female participants ages 13 - 64 who have purchased beauty products for themselves in the past 3 months and do not work in the beauty industry; 2 Market sizes reflect 2021E data for the USA market; Euromonitor International; Beauty & Personal Care and Color Cosmetics in the US, 2021ed, retail value sales, current prices, 2020 fixed ex rates 3 100 implies 82% awareness for Gen - Z; 3 Primer refers to EMI’s category BB/CC creams and skin tints refers to EMI’s premium foundation / concealer; 4 Areas where management believes product offering expansions or introduction of new categories are possible Gen - Z 100 Index 3 Mil lenn i al 84 Index Gen - X 68 Index Boomer 60 Index Strong Gen - Z following with opportunity to drive incremental awareness and trial across consumer segments Foundation / Concealer $3.8B Lash & Brow $1.0B Lip $2.8B Shadow $0.5B Skincare $21.9B Haircare $14.1B Fragrance $8.7B Bath / Shower $9.5B Mascara $1.9B Primer³ $0.3B Skin Tints $2.3B Blusher & Bronzer $0.5B Category E x p a n s io n M ak e - up Milk Makeup has the opportunity to grow through innovation and launches Established Emerging Whitespace 4 330 SKUs 1 1,500 - 7,000 SKUs v/s Other Leading Make - Up Specialist Brands

Established footprint in US with opportunity to increase presence in high - growth, international markets ¹ Data provided by Sephora; Sephora doors include Kohl’s and SiJCP 1 , 33 5 82 233 21 12 82 24 Strong position in Sephora today with room to grow Sephora Door Penetration 1 100% 1,335 100% 16% 1 , 45 4 22% 80 50% Total Sephora doors Milk Sephora doors USA Canada Europe Middle East AUS / NZ Vast opportunity to further win share with Sephora’s customer base Sephora Customer Penetration 20% Percentage of Sephora shoppers aware of Milk Makeup 16% Percentage of brand - aware Sephora shoppers who purchased Milk Makeup 3% Milk penetration of Sephora clientele BUILDING ON STRONG PARTNERSHIP WITH SEPHORA

UNTAPPED DISTRIBUTION OPPORTUNITIES Significant opportunity to expand into other beauty retail doors worldwide Note: Door counts represent expansion opportunities in brick and mortar stores Source: Retailer company websites Current Milk Presence in Brick & Mortar Expansion Opportunity ~1 ,300 of 2 , 9 0 0+ ~200 of 6 , 2 0 0+ Tremendous whitespace for untapped department store + e - commerce distribution milkmakeup.com only ships to the U.S. today

GROW CONSUMER BASE INTERNATIONALIZE WALDENCAST PLATFORM Drive awareness and trial Build global brand availability Leverage data - driven asset light Waldencast platform  Reinvest operational efficiencies in increased marketing spend and leverage current ecosystem to drive awareness, trial and topline growth  Broaden brand footprint to recruit millennials and build on Gen - Z strength  Strengthen and maximize Sephora ecosystem  Expand to key remaining markets  Develop highly efficient international D2C model  Improve gross margins through operational efficiency in sourcing, forecasting, and COGS negotiation  Leverage Waldencast’s intelligent synergies in supply chain, finance, IT, etc. BRAND EXPANSION Expand make - up assortment, enter new categories  Accelerate product innovation and build on hero products to create category champions with global resonance  Continue to develop skincare presence  Evolve mix to higher margin products and expand into other categories OUR AMBITION IS TO BUILD THE TOP GLOBAL MAKE - UP BRAND OF THE NEW GENERATION

Financia l Overview

$104 $71 $69 $90 $60 $127 $150 $168 2018A 2019A 1 2020A 1 2021E 2022E 2023E $130 $90 $94 $117 $79 $168 $190 $213 2018A 2019A 1 2020A 1 2021E 2022E 2023E financial profile $18 $24 $7 $42 $50 $63 2018 A 3 2019 A 3 2020 A 3 2021 E 2022 E 2 2023 E 2 Adjusted EBITDA ($mm) Net sales ($mm) Gross profit ($mm) N/A 37.9% 1 (30.8%) 1 86.7% 13.3% 11.9% 73.4% 79.7% 1 79.2% 1 75.7% 78.7% 78.8% 19.4% 18.4% 8.2% 24.9% 26.1% 29.6% Margin % Margin % Growth % Note: OBAGAI financials exclusive of China business for all periods presented Source: OBAGI financials for the periods from 2018 to 2020, management estimates for the periods from 2021E to 2023E 1 In fiscal year 2021, OBAGI implemented certain contractual modifications that adjust its reporting of revenue for services provided by certain distributers on behalf of OBAGI. For the purpose of comparability with forecasted financials, the pro forma historical financials presented for FY2019 and FY2020 herein reflect estimates of the Net Revenue that would have been recognized by OBAGI had such contractual changes been in effect in prior periods. These contractual modifications and adjusted reporting of revenue have no impact on OBAGI Adjusted EBITDA; 2 OBAGI financials inclusive of 5.5% royalty; 3 OBAGI Adjusted EBITDA is a non - GAAP measure. For a reconciliation of OBAGI Adjusted EBITDA to net income, the most comparable GAAP measure, see appendix

Source: Milk financials for the periods from 2018 to 2020, management estimates for the periods from 2021E to 2023E $25 $51 $40 $47 $66 2018A 58.9% 2019A 105.3% 2020A (22.2%) 2021E 18.9% 2022E 40.4% 2023E 53.0% $11 $27 $16 $23 $39 $63 2018A 2019A 2020A 2021E 2022E 2023E Growth % Margin % 44 . 6% 54 . 0% 49 . 4% 40 . 7 % Net sales ($mm) Gross profit ($mm) 62 . 7% 58 . 6 % financial profile $101

$119 $181 $130 $215 $256 $314 $94 $130 $90 $168 $190 $213 $25 $51 $40 $47 $66 $101 2 0 20A 3 2 0 21E 2 0 22E 2 0 23E OBAGI Standalone Milk Standalone combined financial forecast 2018A Margin % Margin % Adjusted EBITDA ($mm) Net sales ($mm) Gross profit ($mm) $80 $131 $87 $150 $189 $231 $69 $104 $71 $127 $150 $168 $11 $27 $16 $23 $39 $63 2019A 3 2 0 20A 3 2 0 21E 2 0 22E 2 0 23E OBAGI Standalone Milk Standalone $5 $17 ( $4 ) $39 $50 $75 $18 $24 $7 $42 $50 ($13) ($7) ($11) ( $3 ) $6 $17 ( $5 ) ( $5 ) 2018A 5 2019A 5 2020A 5 2 0 21E 2022E¹ , 2 2023E¹ OBAGI Standalone Milk Standalone Public company costs $6 3 4 2018A 2019A 3 Growth % N / A 51.9% 3 (28.4%) 3 66.0% 19.2% 22.5% 67.4% 72.5% 3 67.4% 3 70.0% 73.6% 73.6% 4.1% 9.4% (2.7%) 18.0% 19.6% 24.0% Note: OBAGI financials exclusive of China business ¹ Total combined company adjusted EBITDA reflects deduction of $5mm for public company costs; 2 Discrepancies in arithmetic are due to rounding; 3 In fiscal year 2021, OBAGI implemented certain contractual modifications that adjust its reporting of revenue for services provided by certain distributers on behalf of OBAGI. For the purpose of comparability with forecasted financials, the pro forma historical financials presented for FY2019 and FY2020 herein reflect estimates of the Net Revenue that would have been recognized by OBAGI had such contractual changes been in effect in prior periods. These contractual modifications and adjusted reporting of revenue have no impact on OBAGI’s EBITDA; 4 OBAGI financials inclusive of 5.5% royalty; 5 OBAGI, Milk and combined company adjusted EBITDA are non - GAAP measures. For a reconciliation of OBAGI, Milk and combined company adjusted EBITDA to net income, the most comparable GAAP measure, see appendix 4

Transaction Overview

transaction summary Sources and uses ($mm) Sources for equity consideration: IPO cash proceeds 6 345 PIPE Cash proceeds 3 105 Founder FPA proceeds 160 3 rd party FPA proceeds 173 Seller rollover equity 475 Total sources $1,258 Uses for equity consideration: Cash to balance sheet 202 Cash to sellers 8 520 Cash to OBAGI sellers 380 Cash to Milk sellers 140 Fees and expenses 61 2 Seller rollover equity 475 Total uses $1,258 OBAGI s ha r eholder s 20.5% Mil k s ha r eholder s 14.9% Fo under s (FPA + promote) 1 18.3% SPAC public s ha r eholder s 25.7% Note: The analysis and capital structure shown is at $10 per share and does not reflect the impact from potential warrant dilution, or trust redemptions; 1 Includes 16.0mm FPA shares and 8.6mm shares of founder promote; 2 Illustrative based on latest estimates; 3 Represents total PIPE commitments; 4 Founders have entered into forward purchase agreement to purchase 16 million units, exercising their option therein, issued and sold by the Company on a private placement basis. Each unit is comprised of one Class A ordinary share of the Company and one - third of one redeemable warrant, where each whole redeemable warrant is exercisable to purchase one Class A ordinary share at an exercise price of $11.50 per share; 5 EBITDA reflects deduction of $5mm for public company costs; 6 Subject to reduction based on redemptions; 7 Sponsor is managing member of the Third - Party and therefore may be deemed beneficial owner. The Third - Party entered into forward purchase agreement to purchase 17.3 million units, exercising their option therein, issued and sold by the Company on a private placement basis. Each unit is comprised of one Class A ordinary share of the Company and one - third of one redeemable warrant, where each whole redeemable warrant is exercisable to purchase one Class A ordinary share at an exercise price of $11.50 per share; 8 Cash consideration is subject to substitution for equity consideration based on the level of trust redemptions. PIPE in v es to r s 7.8% 3rd party FPA 12.9% 7 Pro forma ownership Share price $10.00 Pro forma shares outstanding 134.4 Equity value $1,344 Pro forma net (cash) ($104) Pro forma enterprise value $1,240 Implied 2022E Adj. EBITDA multiple 5 24.7x Implied 2023E Adj. EBITDA multiple 5 16.5x Pro forma enterprise value ($mm) Transaction summary  Implied pro forma enterprise value of ~$1.2 billion  Waldencast to combine substantially concurrently with OBAGI and Milk – Implies a 24.7x post - money FV / 2022E Adj. EBITDA 5 and 16.5x FV / 2023E Adj. EBITDA 5  Concurrent with the transaction, Waldencast has raised $105 million of committed PIPE at $10.00 per share  Existing shareholders of OBAGI and Milk to maintain ownership of approximately 21% and 15% respectively  OBAGI shareholders to retain OBAGI China  Sponsors investing an additional $160m of committed capital through the FPA (at the top of the range of their $130m to $160m FPA commitment), resulting in a significant ownership in the company 4  Third - Party investors allocating $173m of committed capital through an FPA 7

Waldencast Peer benchmarking 21% 8% 10% 8% 28% 27% 16% 22% 32% 19% 20% 25% 24% 19% 62% 14% 26% 31% 20% 28% 40% 8% 13% 15% 20% 65% 19% 23% 30% 24% 2021E - 2023E Revenue CAGR 2021 E - 2023E Adj. EBITDA CAGR 1 Pee r group average Beauty High - growth consumer Source: Historical data from company filings; projections from FactSet as of 11/8/2021 1 2022 and 2023 EBITDA reflects deduction of $5mm for public company costs 24% 25% 25% 21% 60% 18% 26% 32% 21% 28% 2022E Adj. EBITDA Margin¹ 2023E Adj. EBITDA Margin¹

Beauty High - growth consumer Peer group average Trading metrics for relevant peers 4.8x 6.2x 6.7x 4.7x 29.0x 14.0x 8.3x 11.5x 15.0x 11.9x 3.9x 5.8x 6.2x 4.3x 23.2x 11.0x 7.3x 9.5x 11.3x 9.8x 25.3x 28.0x 24.2x 46.6x 96.4x 32.6x 37.4x 74.9x 45.7x 24.7x 1 23.6x 25.2x 20.5x 38.8x 61.8x 27.8x 29.7x 54.4x 35.2x 16.5x 1 2023E FV/EBITDA 2022E FV/Revenue 2023E FV/Revenue Source: Historical data from company filings; projections from FactSet as of 11/8/2021 1 EBITDA reflects deduction of $5mm for public company costs 2022E FV/EBITDA Waldencast ----- Waldencast implied multiple at $10/share

Appendix

Adjusted EBITDA reconciliation $mm 2020 2019 Consolidated Carve - out Post C a r ve - out Consolidated Carve - out Post C a r ve - out Net Income / (Loss) (9.2) (2.3) (6.8) 5.8 - 5.8 Interest 6.3 - 6.3 6.8 - 6.8 Taxes (5.1) 0.0 (5.1) (1.6) - (1.6) Depreciation & Amortization 13.4 0.4 13.1 12.9 - 12.9 Adjusted EBITDA $5.4 ($1.9) $7.4 $24.0 - $24.0 $ m m 2020 2019 Net Income / ( 1 2. 9 ) ( 1 1. 0 ) (Loss) Interest 0.3 1.4 Taxes - - De p r eci at i o n & Amortization 1.7 2.5 Adjusted EBITDA ($10.9) ($7.1)

transaction detail ($mm) Net sales 2022E $66 EBITDA 2022E $6 Implied net sales multiple 5.8x Milk enterprise value $382 Net debt (cash) 3 (8) Equity value $390 Less: promote and fees (50) Equity value to Milk owners $340 Rollover equity to Milk owners $200 Cash proceeds to Milk owners 4 $140 ($mm) Net sales 2022E $190 EBITDA 2022E $50 Implied EBITDA multiple 17.2x OBAGI enterprise value 1 $858 Net debt 2 106 Equity value $752 Less: promote and fees (97) Equity value to OBAGI owners $655 Rollover equity to OBAGI owners $275 Cash proceeds to OBAGI owners 4 $380 Source: Management estimates; 1 OBAGI enterprise value, net sales 2022E and EBITDA 2022E exclusive of OBAGI China business; OBAGI EBITDA 2022E inclusive of 5.5% royalty; 2 As of December 31, 2020; 3 As of June 30, 2021; 4 Subject to the substitution of an amount of Waldencast stock in the event of redemptions